Exhibit 10.8

                          REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of October 8th, 2005, by and among GSC Holdings Corp. (to be renamed GameStop Corp.), a Delaware corporation (the "Company"), and EB Nevada Inc., a Nevada corporation and James
J. Kim (the "Stockholders"), and each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of
Section 11 hereof. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Merger Agreement (as defined below).

     WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated April 17, 2005, each share of common stock of Electronics Boutique Holdings Corp. issued and outstanding immediately prior to the Effective Time will be converted into the right to receive Company Cash Consideration and Company Stock Consideration;

     WHEREAS, the Company and the Stockholders are executing and delivering this Agreement pursuant to the terms of the Kim Group Voting Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Board" shall mean the board of directors of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "Holder" shall mean, collectively, the Stockholders and the Permitted Transferees; provided, however, that the term "Holder" shall not include any of the foregoing that ceases to own or hold any Registrable Securities.

     "Permitted Transferee" shall have the meaning set forth in Section 11.

     "Registrable Securities" shall mean (i) the Company Stock Consideration issued to the Stockholders pursuant to the terms of the Merger Agreement, and
(ii) shall include any shares of the Company's Common Stock issued with respect to the Registrable Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that all Registrable Securities shall cease to be Registrable Securities once they have been sold pursuant to a registration statement or such shares are transferred pursuant to Rule 144 or are eligible to be sold without restriction pursuant to Rule 144(k).

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated there under.

     2. EFFECTIVENESS. This Agreement shall become effective and legally binding upon the Effective Time.

     3. MANDATORY REGISTRATION.

     (a) As promptly as practicable following the Effective Time, subject to
Section 6, the Company will prepare and file with the SEC a registration statement on Form S-3 or any successor form (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on Form S-1 or any successor form) for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the account of, the Holders as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities. The Company agrees to use reasonable best efforts to cause the Registration Statement to become effective (which shall include using reasonable best efforts to respond to any comments of the SEC in respect of the Registration Statement within ten (10) business days following receipt thereof) within 90 days following the Effective Time. The Company shall use its reasonable best efforts to keep the Registration Statement effective until the earlier of (i) the date when all of the Registrable Securities registered thereunder shall have been sold, or (ii) the date all Registrable Securities are eligible to be sold without restriction pursuant to Rule 144(k).

     (b) Within three (3) business days after a Registration Statement that covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver, or shall cause legal counsel to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

     4. COMPANY REGISTRATION.

     (a) If, at any time (but without any obligation to do so), the Company proposes to register any of its Common Stock or other equity securities under the Securities Act on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for purposes of an offering or sale by or on behalf of the Company of its Common Stock or other equity securities for its own account, then each such time the Company shall, at least 20 business days prior to the time when any such registration statement is filed with the SEC, give prompt written notice to the Holders of its intention to do so. Such notice shall specify, at a minimum, the number and class of shares or other equity securities so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such shares or other equity securities, any proposed managing underwriter or underwriters of such shares or other equity securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of any Holder or Holders, given within 10 days following the receipt by such Holder of such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then held by such Holder requesting such registration (a "Selling Holder") to the extent necessary to permit the sale or other disposition of such number of Registrable Securities as such Selling Holder has so directed the Company to be so registered. Failure of any Stockholders to respond to the Company's notice within the 10-day period specified above shall be deemed an election by such Holder not to have any of such Holder's Registrable Securities included in such registration statement. Notwithstanding the foregoing, the Holders shall not have any right under this Section 4(a) if the registration proposed to be effected by the Company relates solely to shares of Common Stock or other equity securities that are issuable (1) solely to officers or employees of the Company or any subsidiary thereof pursuant to a bona fide employee stock option, bonus or other employee benefit plan or (2) as direct consideration in connection with a merger, exchange offer or acquisition of a business.

     (b) In the event that the Company proposes to register shares of Common Stock or other equity securities for purposes of an offering described in the first sentence of Section 4(a), and any managing underwriter shall advise the Company and the Selling Holders in writing that, in its opinion, market or other factors require a limitation of the number of securities to be underwritten, then the Company will include in such registration statement such number of shares or securities as the Company and such Selling Holders are so advised can be sold in such offering (the "Offering Maximum Number"), as follows and in the following order of priority: (A) first, the number of shares or securities proposed to be included by the Company, and (B) second, if and to the extent that the number of shares or securities to be registered under clause (A) is less than the Offering Maximum Number, Registrable Securities of each Selling Holder, allocated pro rata and without any priority as between the Selling Holders, in proportion to the number sought to be registered by each Selling Holder relative to the number sought to be registered by all the Selling Holders, that, in the aggregate, when added to the number of shares or securities to be registered under clause (A), equals the Offering Maximum Number.

     (c) The Company shall have no obligation under this Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to the Holders for its failure to do so.

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     (d) Any Holder having notified or directed the Company to include any or all of such Holder's Registrable Securities in a registration statement pursuant to this Section 4 hereof shall have the right to withdraw such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to the Company at least five business days prior to the anticipated effective date of such registration statement. In the event of any such withdrawal, the Company shall amend, at the withdrawing Holder's expense, such registration statement and take such other actions as may be necessary so that such withdrawn Registrable Securities are not included in the applicable registration and not sold pursuant thereto, and such withdrawn Registrable Securities shall continue to be Registrable Securities in accordance herewith. No such withdrawal shall affect the obligations of the Company with respect to Registrable Securities not so withdrawn.

     (e) Any Holder having notified or directed the Company to include any or all of such Holder's Registrable Securities in a registration statement pursuant to this Section 4, shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities using the same underwriter or underwriters and on the same terms and conditions as other securities included in such underwritten offering. Each Selling Holder participating in the underwritten offering shall
(i) enter into an underwriting agreement in customary form with the managing underwriter or underwriters containing conventional representations, warranties, allocation of expenses, and customary closing conditions with any underwriter who acquires any Registrable Securities; and (ii) complete and execute all reasonable questionnaires, powers of attorney, indemnities, lock-up letters and other documents required under the terms of such underwritten offering.

     5. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligations with respect to registration of Registrable Securities pursuant to Sections 3 and 4 hereof, the Company shall use its reasonable best efforts to effect or cause such registration to permit the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof described in the registration statement relating thereto and to maintain the effectiveness of such registration statement for the period from the date of effectiveness (the "Effective Date") of such registration statement until the earlier of (1) the date on which the disposition of all of the Registrable Securities covered by such registration statement is completed or (ii) the date all Registrable Securities are eligible to be sold without restriction pursuant to Rule 144(k), (such period, the "Registration Period"). In connection therewith, the Company shall, as soon as reasonably practicable:

     (a) Pursuant to Section 3 hereof, prepare and file with the SEC a registration statement on Form S-3, or such other form as may be utilized by the Company and as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing by the Holders thereof;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective during the Registration Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Registrable Securities by the Holders, and furnish to the Holders of Registrable Securities

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registered thereby and the underwriters, if any, thereof and the sales or placement agent, if any, therefor copies of any such supplement or amendment prior to its being used and/or filed with the SEC;

     (c) comply in all material respects with the provisions of the Securities Act applicable to the Company with respect to the disposition of all of the Registrable Securities covered by such Registration Statement in accordance with the intended method or methods of disposition by the Holders thereof;

     (d) provide the Holders and counsel for the Holders thereof the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC and each supplement or amendment thereto;

     (e) furnish to each Holder of Registrable Securities to be registered in such registration statement (A) such number of copies (including manually executed and conformed copies) of such registration statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits), (B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus, any summary prospectus and the final prospectus and including prospectus supplements), and (C) such number of copies of other documents, if any, incorporated by reference in such registration statement or prospectus, in each case as each respective party may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by any such Holder, offered or sold by such agent, or underwritten by such underwriter, and to permit each Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including each preliminary prospectus, any summary prospectus and the final prospectus) and any amendment or supplement thereto by each Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including each preliminary prospectus, any summary prospectus and the final prospectus) or any supplement or amendment thereto;

     (f) promptly notify the Holders of Registrable Securities registered thereby, the managing underwriter or underwriters, if any, thereof and the sales or placement agent, if any, therefor and, if requested by any such party, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the SEC and when the registration statement or any post-effective amendment thereto has been filed with and declared effective by the SEC, (B) of the issuance by the SEC of any stop order or the coming to its knowledge of the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (D) of the occurrence of any event that requires the making of any changes to the registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to the Holders upon

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request, a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (E) of the Company's determination that the filing of a post-effective amendment to the registration statement shall be necessary or appropriate; and, upon the receipt of any notice from the Company of the occurrence of any event of the kind described in this Section 5(f)(B),
(C) (but only with respect to the jurisdiction suspending qualification), (D) or
(E), (1) the Holders, underwriters and agents shall forthwith discontinue any offer and disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities and, if so directed by the Company, shall deliver to the Company all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities that are then in the Holders', underwriters' and agents' possession or control, and
(2) the Company shall, as promptly as practicable thereafter (subject, in the case of Section 5 (f)(D), to the provisions of Section 10), take such action as shall be necessary to remedy such event to permit the Holders (and the underwriters and agents, if any) to continue to offer and dispose of the Registrable Securities, including, without limitation, preparing and filing with the SEC and furnishing to the Holders a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (g) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as any Holder, underwriter or sales or placement agent shall request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable the Holders, underwriters and agents to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by the Holders, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or submit to liability for state or local taxes where it would not otherwise be liable for such taxes;

     (h) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC and as such managing underwriter or underwriters, such agent or such Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold by the Holders or agent or to any underwriters, the name and description of the Holders, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by the Holders or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

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     (i) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, that may be required to effect such registration or the offering or sale in connection therewith or to enable the Holders to offer, or to consummate the disposition of, the Registrable Securities; and

     (j) furnish to the Holders or the managing underwriters, if any, on a timely basis and at the Company's expense, certificates free of any restrictive legends representing ownership of the Registrable Securities being sold in such denominations and registered in such names as the Holders or managing underwriters shall request, and notify the transfer agent of the Company's securities that it may effect transfers of the Registrable Securities upon notification from each respective Holder that it has complied with this Agreement and the prospectus delivery requirements of the Securities Act.

     6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

     7. EXPENSES OF REGISTRATION. All expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company. In all cases, the selling Holders will be responsible for, if applicable, underwriters discounts, brokerage or other selling commissions and fees and disbursements of counsel for such Holders.

     8. INDEMNIFICATION AND CONTRIBUTION.

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, any investment banking firm acting as an underwriter for the selling Holder, any broker/dealer acting on behalf of any selling Holder and each officer and director of such selling Holder, such underwriter, such broker/dealer and each person, if any, who controls such selling Holder, underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances in which they are made; and will reimburse such selling Holder, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this

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Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by or on behalf of the selling Holder, any underwriter for them or controlling person with respect to them. This Section 8(a) shall not inure to the benefit of any selling Holder with respect to any person asserting loss, damage, liability or action as a result of a selling Holder selling Registrable Securities during a Suspension Period (as defined in
Section 10 hereof) or selling in violation of Section 5(c) of the Securities
Act.

     (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Holder, or any broker/dealer acting on behalf of the Company or any other selling Holder, and all other selling Holders against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or other selling Holder may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by such selling Holder expressly for use in connection with the Registration Statement or any preliminary prospectus or final prospectus related thereto; and such selling Holders will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of each selling Holder hereunder shall be limited to the gross proceeds (net of underwriting discounts and commissions, if any) received by such selling Holder from the sale of Registrable Securities covered by the Registration Statement; and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Holder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

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     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party (which consent will not be unreasonably withheld, conditioned or delayed). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 to the extent of such prejudice, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

     (d) Notwithstanding anything to the contrary herein, without the prior written consent of the indemnified party, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     (e) In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 8 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 8 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable selling Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable selling Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof)

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referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 8(e), in no event shall
(i) any selling Holder be required to undertake liability to any person under this Section 8(e) for any amounts in excess of the dollar amount of the gross proceeds to be received by the selling Holder from the sale of such selling Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are or were to be registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

     9. REPORTS UNDER THE EXCHANGE ACT. With respect to each Holder, from the date of Closing until the date on which all of the Registrable Securities that such Holder owns become freely transferable under Rule 144(k) promulgated under the Securities Act, the Company agrees to use its reasonable best efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC all reports and other documents required to be filed by an issuer of securities registered under Sections 13 or 15(d) of the Exchange Act, and (iii) if such filings are not available via EDGAR, to furnish to such Holder as long as the Holder owns or has the right to acquire any Registrable Securities prior to the applicable termination date described above, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company under Sections 13 or 15(d) of the Exchange Act as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration.

     10. DEFERRAL AND LOCK-UP.

     (a) Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Holders a certificate signed by the Chief Executive Officer of the Company stating that the Board has made the good faith determination (i) that continued use by the selling Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed transaction involving the Company, and (ii) that such disclosure would be premature and would be adverse to the Company, its business or prospects or any such proposed transaction or would make the successful consummation by the Company of any such transaction significantly less likely, then the right of the selling Holders to use the Registration Statement (and the prospectus relating

                                       9

thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 60 days after delivery by the Company of the certificate referred to above in this Section 10. During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company may not exercise this right more than two times in each year after the Closing. Notwithstanding anything herein to the contrary, during such time as any Selling Holder or an affiliate thereof is a director or executive officer of the Company, such Selling Holder or an affiliate thereof shall be subject to the policies of the Company regarding insider sales of the Company's securities and shall not effect any offers or sales of Registrable Securities pursuant to or in reliance upon the Registration Statement or otherwise in violation of such policies.

     (b) Holders shall not, during the period starting with the Company's date of filing of, and ending ninety calendar days immediately following the effective date of any registration statement pertaining to securities of the Company, if so requested by an underwriter in an underwritten offering for the Company, effect any public sale or distribution of any of the Company's equity securities including a sale pursuant to Rule 144. In addition, if requested by the Company, the Stockholders shall not effect any public sale or distribution of any of the Registrable Securities pursuant to the Registration Statement, during the ten-day period prior to any period during which an exchange ratio or similar valuation formula based upon the trading prices of the Company's common stock is being calculated.

     11. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Holder under this Agreement shall be transferred or assigned to any person. Notwithstanding the foregoing, a Holder's right under this Agreement may be assigned, in whole or in part, to any Permitted Transferee, and any Permitted Transferee shall be deemed to be a Holder (and, to the extent required by law, amend the Registration Statement in connection with such assignment); provided that no such assignment shall be effective or confer any right on any such assignee unless, prior to such assignment, the assignee agrees in writing, by executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A, that such assignee will be bound by all provisions binding on a Holder hereunder. A "Permitted Transferee" is (i) any member of the family of a Holder, including such Holder's spouse and descendants and any trust, partnership, corporation, limited liability company or other entity for the sole benefit of such spouse and/or descendants to whom or which any Registrable Securities have been transferred by such Holder for estate or tax planning purposes or any charity or foundation to which Registrable Securities have been transferred by such Holder for estate or tax planning or charitable purposes; provided that such transferee agrees to be bound by the provisions hereof in accordance with the preceding sentence and (ii) any trust, partnership, corporation, limited liability company or other entity for the sole benefit of such Stockholder and which entity is controlled solely by such Stockholder. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and any Permitted Transferee any rights or remedies hereunder.

     12. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also

                                       10

supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     13. MISCELLANEOUS.

     (a) This Agreement and the obligations of the Company hereunder shall terminate on the earlier of: (i) the first date on which no Registrable Securities remain outstanding, or (ii) the five-year anniversary of the effectiveness of the Registration Statement.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or permitted assigns. This Agreement shall also be binding upon and inure to the benefit of any Permitted Transferee of any of the Registrable Securities provided that the terms and conditions of Section 11 hereof are satisfied.

     (c) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(ii)     All correspondence to the Company shall be addressed as follows:

               GSC Holding Corp.
               (to be renamed GameStop Corp.)
               625 Westport Parkway
               Grapevine, Texas 76051
               Telecopy No:  817-424-2820
               Attention:  R. Richard Fontaine



                with a copy to:



                Bryan Cave LLP
                1290 Avenue of the Americas
                New York, NY  10104
                Telecopy No.:  212-541-1400
                Attention:  Michael N. Rosen

                                       11

(iii)    All correspondence to any Holder shall be addressed as follows:

               Mr. James J. Kim
               EB Nevada Inc.
               911 Mount Pleasant Road
               Bryn Mawr, PA 19010
               Telecopy No.:  610-525-7881

               with a copy to:

               Drinker Biddle & Reath, LLP
               One Logan Square
               18th & Cherry Streets
               Philadelphia, PA 19103

               Telecopy No.: 215-988-2757

               Attention: Stephen Burdumy

     Any party may change the address to which correspondence to it is to be addressed by notification as provided for herein.


     (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     (e) This Agreement may be executed in a number of counterparts, each of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

     (f) Any action of the Stockholders under this Agreement shall be made by approval of those Stockholders holding the majority of the Registrable Shares on the date of such action.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.


GSC HOLDINGS CORP.


By:  /s/ David W. Carlson
        -------------------------
Name:    David W. Carlson
Title:   Executive V.P., Chief Financial Officer
         and Assistant Secretary


STOCKHOLDERS:

EB NEVADA INC.


By: /s/ James J. Kim
        ----------------------------
        Name:  James J. Kim
        Title:    President


/s/ James J. Kim
    ----------------------------
James J. Kim

                                    EXHIBIT A

                             INSTRUMENT OF ADHERENCE

     Reference is hereby made to that certain Registration Rights Agreement, dated as of October 8, 2005, between GSC Holdings Corp., a Delaware corporation (the "Company"), the Stockholders and the Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

     The undersigned, in order to become the owner or holder of, or have the right to acquire, _______ shares of Registrable Securities, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of a Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.


Print Name of Permitted Transferee:

------------------------------------------


By:
------------------------------------------
Name:
Title:

Permitted Transferee's Address and Fax Number for Notice:

------------------------------------------

------------------------------------------

------------------------------------------


Accepted:

GSC HOLDINGS CORP.


By:
       ------------------------------------------
Name:
Title:

Date:
       ------------------------------------------